Exhibt 99.1
TRONOX INCORPORATED, et al,
Case No. 09-10156 (ALG)
(Debtors in possession)
Monthly Disbursements by Debtor
For the month of January 2009 (1/12-1/31)

		Month

Tronox Luxembourg S.ar.l		$1,889.82
Tronox Incorporated	(1)
Tronox Worldwide LLC		$6,098.11
Tronox Finance Corporation	(1)
Transworld Drilling Company	(1)
Triple S Minerals Resources Corp.	(1)
Trx Env Mgmt-(W.C.)-Rare Earths Facility	(1)
Cimarron Corporation	(1)
Triple S	(1)
Triple S Refining Corporation	(1)
Tronox LLC		$33,578,175.17
Tronox Pigments (Savannah), Inc.		$1,594,215.09
Tronox Holdings, Inc.	(1)
Southwestern Refining Company, Inc.	(1)
Triangle Refineries, Inc.	(1)

(1)	These entities do not make disbursements. The Company’s integrated cash management system disburses funds from Tronox LLC, Tronox Worldwide LLC and Tronox Pigments (Savannah) Inc. on behalf of such entities.”

TRONOX INCORPORATED, et al,
Case No. 09-10156 (ALG)
(Debtors in possession)
TRONOX INCORPORATED CHAPTER 11 DEBTORS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except share data)
(Unaudited)

Month Ended
January 31, 2009
Net sales	$50.4
Cost of goods sold	41.7

Gross margin	8.7
Selling, general and administrative expenses	5.0

3.7
Interest and debt expense	3.2
Other (income) expense, net	1.4
Reorganization items	14.9

Loss from continuing operations before income taxes	(15.8)
Income tax benefit (provision)	—

Loss from continuing operations	(15.8)
Income (loss) from discontinued operations, net of tax	0.4

Net loss	$16.2

See Note 1

TRONOX INCORPORATED, et al,
Case No. 09-10156 (ALG)
(Debtors in possession)
TRONOX INCORPORATED CHAPTER 11 DEBTORS
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except share data)
(Unaudited)

January 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$15.0
Notes and accounts receivable intercompany	306.8
Accounts receivable, third parties	99.2
Inventories, net	175.0
Prepaid and other assets	14.4
Income tax receivable	0.5
Deferred income taxes	1.2

Total current assets	612.1
Property, plant and equipment, net	363.2
Intercompany advances	108.5
Other long-term assets	421.6

Total Assets	$1,505.4

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, third parties	$23.7
Accrued liabilities	68.1
Long-term debt due within one year	61.3
Income taxes payable	3.1
Long-term debt classified as current	211.2

Total current liabilities	367.4

Noncurrent liabilities:
Deferred income taxes	5.4
Environmental remediation and/or restoration	129.0
Notes and advances payable, intercompany	8.2
Other	118.9

Total liabilities not subject to compromise	628.9

Minority Interest	3.4

Liabilities subject to compromise	438.3

Commitments and contingencies	—

Stockholders’ equity
Common stock	0.4
Capital in excess of par value	495.4

January 31, 2009
Retained earnings (accumulated deficit)	(19.8)
Accumulated other comprehensive income (loss)	(34.5)
Treasury stock, at cost	(6.7)

Total stockholders’ equity	434.8

Total liabilities and stockholders’ equity	$1,505.4

See Note 1

TRONOX INCORPORATED, et al,
Case No. 09-10156 (ALG)
(Debtors in possession)
Note 1
     The Monthly Operating Statement is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court. The financial information in the Monthly Operating Statement is preliminary and unaudited and does not purport to show the financial statements of any of the U.S. Debtors in accordance with GAAP, and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. We caution readers not to place undue reliance upon the Monthly Operating Statement. There can be no assurance that such information is complete and the Monthly Operating Statement may be subject to revision. The Monthly Operating Statement is in a format required by the Bankruptcy Code and should not be used for investment purposes. The Monthly Operating Statement should be read in conjunction with the consolidated financial statements and notes thereto included in the 2007 Form 10-K and the 2008 Forms 10-Q.
     The unaudited financial statements contained in the Monthly Operating Statement have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this Monthly Operating Statement includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

Tronox Chapter 11 Debtors
Schedule of Federal, State and Local Taxes Collected, Withheld or Paid
Month Ended January 31, 2009

	Pre-Petition	Post-Petition	Total
	Amount	Amount	Amount
1 Gross Salaries and Wages	2,687,516.95	2,968,302.02	5,655,818.97
2 Payroll Taxes Withheld	622,203.04	687,151.51	1,309,354.55
3 Employer Payroll Tax contributed	239,927.26	263,373.31	503,300.57
4 Use tax Paid	0.00	0.00	0.00
5 Property Taxes Paid	0.00	0.00	0.00
6 Franchise Taxes Paid	0.00	0.00	0.00
7 Other Taxes Paid	0.00	180.00	180.00
Non-Trust Fund pre-petition taxes were not paid in January 2009. The Bankruptcy court issued an order on February 6, 2009 to allow the company the discretion to begin paying these taxes. No post-petition non-trust fund taxes were due in January 2009.

TRONOX INCORPORATED, et al,
Case No. 09-10156 (ALG)
(Debtors in possession)
Tronox Chapter 11 Debtors
Schedule of Federal, State and Local Taxes Collected, Withheld or Paid
Month Ended January 31, 2009

		Pre-Petition	Post-Petition	Total		Item
Debtor Entity	Date	Amount	Amount	Amount	Type of Tax	Number

Tronox Pigments (Savannah) Inc.	1/2/2009	26,510.58		26,510.58	employer payroll taxes contributed	3
Tronox Pigments (Savannah) Inc.	1/2/2009	64,450.71		64,450.71	payroll taxes withheld	2
Triple S Environmental Corporation	1/7/2009	286.61		286.61	employer payroll taxes contributed	3
Triple S Environmental Corporation	1/7/2009	701.35		701.35	payroll taxes withheld	2
Tronox LLC	1/7/2009	195,843.43		195,843.43	employer payroll taxes contributed	3
Tronox LLC	1/7/2009	507,829.27		507,829.27	payroll taxes withheld	2
Tronox Pigments (Savannah) Inc.	1/7/2009	17,286.64		17,286.64	employer payroll taxes contributed	3
Tronox Pigments (Savannah) Inc.	1/7/2009	49,221.71		49,221.71	payroll taxes withheld	2
Tronox Pigments (Savannah) Inc.	1/16/2009		25,605.59	25,605.59	employer payroll taxes contributed	3
Tronox Pigments (Savannah) Inc.	1/16/2009		63,136.70	63,136.70	payroll taxes withheld	2
Triple S Environmental Corporation	1/23/2009		286.61	286.61	employer payroll taxes contributed	3
Triple S Environmental Corporation	1/23/2009		701.37	701.37	payroll taxes withheld	2
Tronox LLC	1/23/2009		192,538.54	192,538.54	employer payroll taxes contributed	3
Tronox LLC	1/23/2009		496,665.97	496,665.97	payroll taxes withheld	2
Tronox Pigments (Savannah) Inc.	1/23/2009		18,519.28	18,519.28	employer payroll taxes contributed	3
Tronox Pigments (Savannah) Inc.	1/23/2009		55,872.25	55,872.25	payroll taxes withheld	2
Tronox LLC	1/28/2009		90.00	90.00	City of Seattle license fee	7
Tronox LLC	1/28/2009		10.00	10.00	Rhode Island license fee	7
Tronox LLC	1/28/2009		80.00	80.00	City of Tacoma License fee	7
Tronox Pigments (Savannah) Inc.	1/30/2009		26,423.29	26,423.29	employer payroll taxes contributed	3
Tronox Pigments (Savannah) Inc.	1/30/2009		70,775.22	70,775.22	payroll taxes withheld	2

TRONOX INCORPORATED, et al,
Case No. 09-10156 (ALG)
(Debtors in possession)
PAYMENTS TO INSIDERS AND PROFESSIONALS
For the month and YTD period January 12, 2009 — January 31, 2009
INSIDERS

		CURRENT PERIOD	TOTAL AMOUNT
NAME	TYPE OF PAYMENT	AMOUNT PAID	PAID TO DATE
Wanlass, Dennis L	Payroll and Exp reimbursement	33,174.27	33,174.27
Green, Kelly A	Payroll	10,230.76	10,230.76
Mikkelson, Mary A	Payroll	13,423.09	13,423.09
Romano, John D	Payroll	10,230.76	10,230.76
Wachnowsky, Stephen T	Payroll	10,000.00	10,000.00
TOTAL PAYMENTS TO INSIDERS		43,884.61	43,884.61
PROFESSIONALS

	DATE OF COURT
	ORDER
	AUTHORIZING	AMOUNT	CURRENT PERIOD	TOTAL PAID	TOTAL INCURRED
NAME	PAYMENT	APPROVED	AMOUNT PAID	TO DATE	& UNPAID

TOTAL PAYMENTS TO PROFESSIONALS			0.00	0.00	0